Exhibit 99.2

Creating a Leading Global Advisory, Broking and Solutions Firm June 30, 2015

Responsibility Statement The directors of Willis accept responsibility for the information contained in this document other than that relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Willis (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. The directors of Towers Watson accept responsibility for the information contained in this document relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Towers Watson (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Important Information About the Transaction and Where to Find It This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Willis plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction. Willis and Towers Watson plan to file with the SEC and mail to their respective shareholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Willis, Towers Watson, the transaction and related matters. Investors and security holders are urged to read the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents filed with the SEC by Willis and Towers Watson through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Willis or Towers Watson at the following: WILLIS TOWERS WATSON 200 Liberty Street, 7th Floor New York, NY 10281-1003 901 N. Glebe Road Arlington, VA 22203 Attention: Investor Relations Attention: Investor Relations 212-915-8084 703-258-8000 investor.relations@willis.com investor.relations@towerswatson.com

Participants in the Solicitation Willis and Towers Watson, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the directors and executive officers of Willis, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Willis’s Form 10-K for the year ended December 31, 2014 and its proxy statement filed on April 17, 2015, which are filed with the SEC. Information regarding Towers Watson’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Towers Watson’s Form 10-K for the year ended June 30, 2014 and its proxy statement filed on October 3, 2014, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

Forward Looking Statements This document contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Willis or Towers Watson management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Willis and Towers Watson undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transaction on the proposed terms and schedule; the ability of Willis and Towers Watson to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; significant competition that Willis and Towers Watson face; compliance with extensive government regulation; the combined company’s ability to make acquisitions and its ability to integrate or manage such acquired businesses; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of Willis’s and Towers Watson’s Form 10-K and other filings with the Securities and Exchange Commission.

Today’s Presenters Dominic Casserley Chief Executive Officer John Haley Chairman and Chief Executive Officer

A Highly Complementary, Strategic Combination Powerful Client Proposition Integrated global platform with highly complementary offerings Comprehensive advice, analytics, specialty capabilities and solutions covering benefits; exchange solutions; brokerage and advisory; risk and capital management; and talent and rewards Accelerates Revenue Growth and strategic priorities Leverage mutual distribution strength to enhance market penetration Enhanced global footprint Platform for further innovation Significant Cost Synergy Opportunities Highly achievable, identified cost savings and efficiencies Cultures Aligned Around Shared Values Creates leading global advisory, broking and solutions firm

Significant Shareholder Value Creation

Accelerate revenue, cash flow, EBITDA and earnings growth

DELIVERING TANGIBLE REVENUE GROWTH OPPORTUNITIES

GB, WESTERN EUROPE & REST OF WORLD

- Expand Towers Watson's reach by 80+ countries
- Internationalize Towers Watson's Global Health and Group Benefits solution and exchange platform over time
- Enhance both Towers Watson's and Willis' ability to serve multinational Human Capital & Benefits clients
- Deliver more comprehensive local market solutions for multinationals

NORTH AMERICA

- Increase Willis' penetration in $10+ billion U.S. large P&C corporate market
- Accelerate growth of OneExchange via middle-market distribution

CAPITALIZING ON IDENTIFIED COST SYNERGIES

- $100 - $125 million of cost synergies expected to be fully realized within three years post close
- Increased efficiencies from scale
- Incremental to current cost saving and operational efficiency initiatives
- Maintain Irish domicile and achieve effective tax rate in mid-20 percent range

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Transaction Overview Transaction Structure Merger of equals Approximately $18 billion transaction value Pro forma ownership: 50.1% Willis shareholders and 49.9% Towers Watson shareholders, on a fully diluted basis Combined company will be named Willis Towers Watson Shareholder Consideration Towers Watson shareholders to receive 2.6490 Willis shares for each Towers Watson share Towers Watson shareholders to receive one-time $4.87 per share cash dividend pre-closing Subject to Willis shareholder approval, Willis will implement at the time of the merger a 2.6490 for one reverse stock split, so that one Willis share will be converted into 0.3775 shares of the combined company(1) If the reverse split is approved, Towers Watson shareholders to receive 1 share of the combined company for each Towers Watson share Governance James McCann to be Chairman John Haley to be CEO Dominic Casserley to be President and Deputy CEO Roger Millay to be CFO 12 person Board; 6 Willis directors and 6 Towers Watson directors Domicile/ Locations Maintain Irish domicile and significant presence in major markets globally Closing Conditions Closing expected by December 31, 2015 Subject to customary closing conditions, including Willis and Towers Watson shareholder approvals and regulatory approvals (1) Merger is not conditioned on approval of the reverse stock split.

Merger Consideration Shareholders Shareholders $4.87 cash dividend per share plus 1 share of Willis Towers Watson for each Towers Watson Share (1) Subject to Willis shareholder approval. If not approved each Towers Watson share will receive a cash dividend of $4.87 per share and 2.6490 shares of Willis Towers Watson for each Towers Watson share. Willis shareholders will continue to own their existing number of shares. The merger is not conditioned on approval of the reverse stock split. 0.3775 shares of Willis Towers Watson for each Willis Share 2.6490 : 1 Reverse Stock Split (1) Receive $4.87 cash dividend per share Exchange each Towers Watson share for 2.6490 Willis Shares Willis 2.6490 : 1 Reverse Stock Split (1)

CFO Roger Millay Towers Watson HEAD OF HR Anne Bodnar Towers Watson GENERAL COUNSEL Matt Furman Willis HEAD OF OPS & TECH David Shalders Willis Organizational Structure of the Combined Company WESTERN EUROPE Paul Morris Towers Watson GREAT BRITAIN Nicolas Aubert Willis REST OF WORLD Adam Garrard Willis NORTH AMERICA CO HEAD Carl Hess Towers Watson NORTH AMERICA CO HEAD Todd Jones Willis HUMAN CAPITAL AND BENEFITS Julie Gebauer Towers Watson EXCHANGE SOLUTIONS Jim Foreman Towers Watson CORPORATE RISK & BROKING Tim Wright Willis INVESTMENT, RISK & REINSURANCE Dominic Casserley Willis CEO John Haley PRESIDENT AND DEPUTY CEO Dominic Casserley Business lines regions corporate

Towers Watson Overview

BUSINESS DESCRIPTION

- A leading provider of advisory services and solutions across four business segments:
  - » Benefits
    - – Retirement
    - – Health and Group Benefits
    - – Technology and Administration Solutions
    - – International
  - » Risk and Financial Services
    - – Risk Consulting and Software
    - – Investment
  - » Exchange Solutions
    - – OneExchange for active and retired employees
    - – Health and Welfare Administration
    - – Consumer Directed Accounts
  - » Talent and Rewards
    - – Rewards, Talent and Communications
    - – Data, Surveys and Technology
    - – Executive Compensation
- ~16,000 associates in 37 countries
- 150 year history

FY 2014 REVENUE BY SEGMENT



3%
17%
18%
8%
54%
Talent & Rewards
Risk & Financial Services
Exchange Solutions
Benefits
Other

KEY FINANCIALS	FY 2014
Market Cap	$9.7 billion(1)
Revenue	$3.5 billion
Adj. EBITDA(2)	$670 million
Free Cash Flow	$391 million

Note: Fiscal Year 2014 ended June 30, 2014.
(1) Market cap as of June 29, 2015.
(2) See Towers Watson non-GAAP measures for definition.

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Willis Overview

BUSINESS DESCRIPTION

- Willis is a leading global risk advisory, re/insurance broking, and human capital and benefits firm organized in four business segments:
  - Willis North America
    - Focused on delivering P&C and human capital and benefits services across the United States and Canada
  - Willis Capital, Wholesale and Reinsurance
    - Willis Re
    - Willis Capital Markets & Advisory
    - Wholesale businesses (e.g., Miller)
    - Willis Portfolio and Underwriting Services
  - Willis GB
    - Comprises Willis' Great Britain-based Specialty and Retail businesses
    - Focused on delivering full range of Willis expertise across Great Britain and specialty capabilities around the world
  - Willis International
    - Focused on delivering P&C and human capital and benefits services across Asia, CEEMA, Latin America and Western Europe
- Pending acquisition of Gras Savoye
- ~22,500 associates[(1)] in more than 120 countries
- 187 year history

FY 2014 REVENUE BY SEGMENT



18%
27%
20%
35%
International
North America
Capital, Wholesale and Reinsurance
Great Britain

KEY FINANCIALS	FY 2014[(2)]
Market Cap	$8.4 billion[(3)]
Revenue	$3.8 billion
Underlying EBITDA[(4)]	$829 million
Free Cash Flow	$364 million

(1) Includes Gras Savoye.
(2) Fiscal Year 2014 ended December 31, 2014.
(3) Market cap as of June 29, 2015.
(4) See Willis non-GAAP measures for definition.

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Willis Towers Watson: A Comprehensive Offering Risk & Capital Mgmt. Re/insurance Brokerage & Advisory Exchange Solutions Benefits Talent & Rewards Powerful Global Growth Platform Broad appeal to clients worldwide advisory broking solutions

Willis Towers Watson: Increased Scale, Diversity & Financial Strength

$8.2BN

Revenue

$1.7BN[1]

Towers Watson Adjusted EBITDA & Willis Underlying EBITDA

~39,000

Associates

120+

Countries

Strong Balance Sheet

APPROXIMATE COMBINED BUSINESS MIX


17%
43%
35%
5%
Human Capital & Benefits
Corporate Risk & Broking
Exchange Solutions
Investment, Risk & Reinsurance

APPROXIMATE COMBINED GEOGRAPHIC MIX


13%
20%
48%
19%
North America
Great Britain
Western Europe
Rest of World

Financials based on calendar year 2014 results, pro forma for the merger, completion of Willis' acquisitions of Miller and Gras Savoye (pending), and full year run rate contributions for Willis' acquisitions of IFG, Max Matthiessen and Charles Monat.

(1) See Willis and Towers Watson non-GAAP measures for definitions.

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Tangible Revenue Growth Opportunities Accelerates growth and strategic priorities GB, WESTERN EUROPE & REST OF WORLD Expand Towers Watson’s reach by 80+ countries Internationalize Towers Watson’s Global Health and Group Benefits solutions and exchange platform over time Enhance both Towers Watson’s and Willis’ ability to serve multinational Human Capital & Benefits clients Deliver more comprehensive local market solutions for multinationals NORTH AMERICA Rely upon Towers Watson relationships to increase Willis’ penetration in $10+ billion U.S. large P&C corporate market with Willis product suite Accelerate growth of OneExchange via Willis middle-market distribution

Significant OneExchange Growth Opportunity Middle-market client segment represents an attractive growth opportunity Towers Watson provides best-in-class OneExchange platform Willis provides enhanced access to middle-market client base Continued focus on channel partner distribution Accelerating growth of OneExchange

Capitalizing on Identified Cost Synergies Proven track record of identifying and capturing synergies Cost savings expected to be fully realized within three years post close Corporate costs Economies of scale Incremental to current cost saving and operational improvement initiative Non-recurring costs to achieve synergies of approximately 1.25 times savings EXPECTED Run Rate Cost Synergies of $100 - $125 Million Tax Efficiencies Expected effective tax rate: mid-20 percent range

Roadmap for Successful Integration Joint integration team Proven integration process Strongest combination of talent and practices History of successful integration efforts at both companies Unwavering focus on current growth opportunities and clients Walnut Citadel Joint integration team Well-defined integration process Strongest combination of talent and practices Commitment to communicate with and engage talent Unwavering focus on client service and current growth and operational improvement opportunities re Realize full benefits of combination

A Highly Complementary, Strategic Combination Powerful Client Proposition Integrated global platform with highly complementary offerings Comprehensive advice, analytics, specialty capabilities and solutions covering benefits; exchange solutions; brokerage and advisory; risk and capital management; and talent and rewards Accelerates Revenue Growth and strategic priorities Leverage mutual distribution strength to enhance market penetration Enhanced global footprint Platform for further innovation Significant Cost Synergy Opportunities Highly achievable, identified cost savings and efficiencies Cultures Aligned Around Shared Values Significant Shareholder Value Creation Creates leading global advisory, broking and solutions firm

Towers Watson Non-GAAP Measures Adjusted EBITDA – Net income (attributable to common stockholders) adjusted for discontinued operations, net of tax, provision for income taxes, interest, net, depreciation and amortization, transaction and integration expenses, and other non-operating income excluding income from variable interest entity. Free Cash Flow – Cash Flows from Operating Activities less cash used to purchase Fixed Assets and Software for Internal Use. These non-U.S. GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-U.S. GAAP measures should be considered in addition to, and not as a substitute for, the information contained within our financial statements.

Willis Non-GAAP Measures Underlying EBITDA – Net income (attributable to Willis Group Holdings) adjusted for net income attributable to non-controlling interests, interest in earnings of associates, net of tax, income tax charges, interest expense, restructuring charges, depreciation, amortization and other non-operating income. Free Cash Flow – Net Cash provided by Operating Activities less additions to Fixed Assets. These non-U.S. GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-U.S. GAAP measures should be considered in addition to, and not as a substitute for, the information contained within our financial statements.